SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. __)

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e) (2) )
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under Rule 14a-12

China Finance, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement,
if other than the Registrant)

Payment of filing fee (check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i) (4) and 0-11.

1. Title of each class of securities to which transaction applies:
2. Aggregate number of securities to which transaction applies:
3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
4. Proposed maximum aggregate value of transaction:
5. Total fee paid:

☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a) (2) and  identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filling.

1. Amount Previously Paid:
2. Form, Schedule or Registration Statement No.:
3. Filing Party:
4. Date Filed:

CHINA FINANCE, INC.
1330 Avenue of the Americas, 21st floor
New York, NY 10019
 (212) 823-0530

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

September 30, 2008

To the Shareholders of China Finance, Inc.:

Notice is hereby given that the special meeting of shareholders of China Finance, Inc., a Utah corporation (the “Company”), will be held at the offices of the Company, 1330 Avenue of the Americas, 21st floor New York, NY 10019 , at 10:00 a.m. Eastern Time, on October 29, 2008, for the following purposes:

1.	To elect three (3) Directors, each to hold office for an indefinite term, and until his successor is duly elected and qualified.

2.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

SHAREHOLDERS ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES.

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND THE PROPOSALS

You should carefully read the entire text of the Proxy Statement. We have provided you with a brief overview of the Proxy Statement using the questions and answers below.

QUESTIONS AND ANSWERS

Q:   What am I being asked to vote on?

A:   You are being asked to approve the election of three (3) directors of the Company and any other business which may come before the shareholders of the Company.

Q.   Why am I being asked to vote on the Directors?

A:   Each year, you and the other shareholders of the Company must approve the election of directors to serve on the Company’s Board of Directors. The Company is holding its annual shareholder meeting at which directors will be elected. The list of specific nominees is contained in the enclosed proxy.

Q:   Who is eligible to vote?

A:   Shareholders of record at the close of business on September 30, 2008 are entitled to be present and to vote at the special meeting. Each share of record of the Company is entitled to one vote (and a proportionate fractional vote for each fractional share) on each matter presented at the special meeting.

Q:   How do I ensure that my vote is accurately recorded?

A:   You may attend the special meeting and vote in person or you may complete and return the enclosed proxy card. Proxy cards that are properly signed, dated and received prior to the special meeting will be voted as specified. If you specify a vote on either Proposal 1 or 2, your proxy will be voted as you indicate, and any Proposals for which no vote is specified will be voted FOR that Proposal. If you simply sign, date and return the proxy card, but do not specify a vote on any of the Proposals, your shares will be voted FOR all Proposals.

Q:   May I revoke my proxy?

A:   You may revoke your proxy at any time before it is voted by forwarding a written revocation or a later-dated proxy to the Company that is received by the Company at or prior to the special meeting, or by attending the special meeting and voting in person.

CHINA FINANCE, INC.
1330 Avenue of the Americas, 21st floor
New York, NY 10019
 (212) 823-0530

__________________

PROXY STATEMENT
__________________

ANNUAL MEETING OF SHAREHOLDERS
To Be Held October 29, 2008

This statement is furnished in connection with the solicitation of the accompanying proxy by China Finance, Inc., a Utah corporation (the “Company”), in connection with the solicitation of proxies from the Company’ shareholders by the Board of Directors of the Company (the “Board”) to be voted at a Special Meeting of shareholders of the Company to be held at 10:00 a.m. Eastern time, October 29, 2008, and at any adjournment thereof (the “Meeting”). The Meeting will be held at the Company’s address or at such other place and/or time as the Board may determine in order to accommodate any significant increase in anticipated attendance at the Meeting.  Notice of any change in the place and/or time of the Meeting will be given to shareholders of the Company not less than 10 days prior to the Meeting.  Copies of this Proxy Statement were first mailed to shareholders of the Company on or about September 30, 2008.  The Company is bearing the cost of this proxy.

If the enclosed proxy form is executed properly and returned in time to be voted at the meeting, the shares represented will be voted according to the instructions contained therein. Executed proxies that are unmarked will be voted.  Unless instructions to the contrary are marked thereon, proxies will be voted in favor of each of the proxy proposals, and in accordance with the discretion of the Board on any other matter that may properly come before the Meeting.  Any shareholder giving a proxy has the power to revoke it at any time before it is voted by delivering to the Company either an instrument revoking the proxy or a duly executed proxy bearing a later date.  Proxies may also be revoked by any shareholder present at the Meeting who expresses a desire to vote his proxy in person.

The Board has fixed the close of business on September 30, 2008 (the “Record Date”) as the record date for the determination of shareholders entitled to notice of, and vote at, the meeting or any adjournment thereof, and only shareholders of record at the close of business on that day will be entitled to vote.

As of the Record Date, there were issued and outstanding 57,671,744 shares of common stock of the Company (the “Common Stock”). Each share of Common Stock is entitled to one vote.  There is no provision for cumulative voting.  Shares held by shareholders present in person or represented by proxy at the Meeting will be counted both for the purpose of determining the presence of a quorum and for calculating the votes cast on the issues before the Meeting.  Shareholders may vote their shares directly in person at the meeting, by proxy using the enclosed proxy card, or, if the shares are held by a broker or other fiduciary for the shareholder, then such broker or fiduciary may vote the shares pursuant to the shareholder’s instructions or pursuant to discretionary authority, if given by the shareholder.  Broker non-votes (proxies returned by a broker holding shares in street name that are not voted for or against a proposal) are counted toward the required quorum, but have the same effect as abstentions with regard to the applicable proposal(s).

If, by the time scheduled for the Meeting, a quorum is not present, or if a quorum is present but sufficient votes in favor of any of the proposals described in the Proxy Statement are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. If a quorum is present, votes will be taken for the election of directors and on any proposal or proposals as to which there are sufficient votes for approval; and the remaining proposal or proposals may be considered at an adjourned meeting or meetings.  Any such adjournment will require the affirmative vote of a majority of shares present in person or by proxy at the session of the meeting to be adjourned.

The persons named as proxies will vote in favor of any such adjournment those proxies which instruct them to vote in favor of the proposals to be considered at the adjourned meeting, and will vote against any such adjournment those proxies that instruct them to vote against or to abstain from voting on all proposals to be considered at the adjourned meeting.

As of August 31, 2008, the following persons owned of record, or beneficially, 5% or more of the outstanding shares of the Company:

Name and Address	Number of Shares	Percentage of Shares
Juxiang Ruan 1706-09 Room, Central Tower Fua Hua Road FU District, Shenzhen, China	16,709,480	29.0%
Zuhong Xu (1) 1706-09 Room, Central Tower Fua Hua Road FU District, Shenzhen, China	8,667,800	15.0%
Top Interest International Limited 1706-09 Room, Central Tower Fua Hua Road FU District, Shenzhen, China	7,742,250(1)	13.4%
China U.S. Bridge Capital Limited Floor 15, Unit 05B Convention Plaza Office Wan Chai Hong Kong, China	5,700,000(2)	9.9%
Shenzhen Li Gao Fa Electronics Limited 4/F North Wondial Building Keji South Shenzhen, P.R. China	5,180,000(3)	9.0%
Cede & Co. c/o The Depository Trust Company 55 Water Street 2SL New York, New York 10041	3,398,244	5.9%
Xuemei Fang 202C Yu Luan Wanke City Garden Ziang Mei Rd, Shenzen, China 518034	3,000,000	5.2%
Officers and Directors as a Group	None	None

(1) Top Interest International Limited has sole voting and dispositive power over 7,742,250 shares of our common stock. Top Interest International Limited owns a controlling interest (51%) of Shenzhen Li Gao Fa Electronics Limited and is deemed the beneficial owner of 5,180,000 shares held by Shenzhen Li Gao Fa Electronics Limited. Zuda Xu is the sole director and shareholder of Top Interest International Limited and is deemed the beneficial owner of the shares held by Top Interest.

(2) China U.S. Bridge Capital Limited has sole voting and dispositive power over 5,700,000 shares of our common stock. China U.S. Bridge Limited owns a controlling interest (49%) of Shenzhen Li Gao Fa Electronics Limited and has shared voting and dispositive power over the 5,180,000 shares held by Shenzhen Li Gao Fa Electronics Limited. By virtue of being the Chief Executive Officer, Manager and controlling member of, and holder of a 1% interest in, China U.S. Bridge Capital Limited, Guoqing Yu is deemed the beneficial owner of the shares held by China U.S. Bridge Capital Limited.

(3)  Shenzhen Li Gao Fa Electronics Limited has shared voting and dispositive power over the shares held by it.

At the Meeting, shareholders will be asked to consider and vote upon the following:

1.	To elect three (3) Directors, each to hold office for an indefinite term, and until his or her successor is duly elected and qualified.

2.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

PROPOSAL ONE

ELECTION OF DIRECTORS

The By-Laws of the Company provide that the Board shall consist of not fewer than three Directors or the minimum number of Directors permitted by applicable Laws nor more than nine Directors, with the exact number being set from time to time by the Board. The Board currently consists of three directors.  The individuals named in the table below have been nominated by the Board for election as directors, each to hold office until the next Annual Meeting of Shareholders and until his or her successor is duly elected and qualified. Each of the nominees has consented to his or her nomination and has agreed to serve if elected.

The Company became registered as a closed-end investment company under the Investment Company Act of 1940, as amended (the “1940 Act”) on June 15, 2007.  No registered investment company may have a board more than 60% of whose members are “interested persons,” as such term is defined in the 1940 Act.  The Board has determined to ask shareholders to vote on the election of Mrs. Yu (who is an “interested” director) and the election of Ms. Li and Mr. Yung (who are not “interested” directors) in accordance with applicable provisions of the Company’s governing documents, Utah law and the 1940 Act.

If for any reason, any nominee should not be available for election or able to serve as a director, the proxies will exercise their voting power in favor of such substitute nominees, if any, as the Board may designate. The Company has no reason to believe that it will be necessary to designate a substitute nominee. Each nominee who receives the affirmative vote of a majority of all votes cast at the Meeting will be elected so long as a quorum is present.

The Board supervises the operations of the Company according to applicable state and federal law and is responsible for the overall management of the Company's business affairs. The Directors appoint the officers of the Company who carry out the day-to-day operations of the Company. The following is a list of the current directors and executive officers of the Company. Each director who is an “interested person” of the Company, as defined by the 1940 Act, is set forth separately.

Interested Director/Nominee

Name and Address	Position with Company, Term of Office and Tenure	Principal Occupation(s) during past 5 years	Number of Portfolios in the Company Overseen by Director	Other Directorships/ Directorships by Director
Ann Yu Age: 49 c/o China Finance, Inc. 1330 Avenue of the Americas, 21st floor, New York, NY 10019	Director, CEO&CCO since August 2008
Director, CEO and CCO, of China Finance Inc., August 28, 2008 to Present; President of Shenzhen Hua Yin Guaranty and Investment (“SHY”). June 30, 2008 to Present;  Vice President of SHY, May 2005 to June 2008; Manager of Risk Management at SHY, August 2004 to June 2008; Manager of Finance Department of Jin Tian Group Co., Ltd, 1992 to August 2004.
			None	None

Independent Directors/Nominees

Name and Address	Position with Company, Term of Office and Tenure	Principal Occupation(s) during past 5 years	Number of Portfolios in the Company Overseen by Director	Other Directorships/ Directorships by Director
Yifang Li Age: 49 No. 44 New Street, Xiangcheng District Xiangfan City, Hubei Province, P.R. China	Director since June 2007	President and Secretary of Xiangyang Institute of Business Studies.	None	None
Denming Yung Age: 51 No. 7 Yunji Road, Fandong District Xiangfan City, Hubei Province, P.R. China	Director since June 2007	Manager of Department of Finance Management of People’s Bank of China, XiangFan City Center Branch.	None	None

Mrs. Yu would be an “interested person” of the Company, as defined by the 1940 Act.  The 1940 Act limits the percentage of interested persons that can comprise a company’s board of directors.

The Board met one time during the fiscal year ended December 31, 2007.  All of the nominees then serving as directors attended the Board meeting in the fiscal year ended December 31, 2007.

BOARD COMMITTEES:

Audit Committee:  The Company does not have a separately-designated audit committee; however, the entire board of directors performs the functions of an audit committee (the “Audit Committee”).  The Company’s board has determined that there is no audit committee financial expert serving on the Audit Committee.  The Audit Committee operates pursuant to an Audit Committee Charter and meets periodically as necessary.  The Audit Committee oversees the Company' accounting and financial reporting policies and practices, reviews the results of the annual audits of the Company' financial statements, and interacts with the Company' independent auditors. The Audit Committee did not meet during the fiscal year ended December 31, 2007.

The Company has no other standing committees, including a Compensation Committee.  Compensation for executive officers and directors is determined by the Board of Directors taking into consideration such person’s skills and experience, among other factors.

OWNERSHIP IN COMPANY AFFILIATES: None of the directors who are independent, nor members of their immediate families, own securities beneficially or of record in any of the Company's affiliates.

DIRECTORS' OWNERSHIP OF COMPANY SHARES: The following table shows each Director's and nominee’s beneficial ownership of shares of the Company. Information is provided as of August 31, 2008.

Director	Dollar Range of Company Shares Owned by Director	Aggregate Dollar Range of Shares of All Funds Owned by Director
Ann Yu *	None	None
Yifang Li	None	None
Denming Yung	None	None
* Considered “interested persons” of the Company

DIRECTOR COMPENSATION: The current members of the Board of Directors are not paid for their services as a director. Directors are reimbursed for approved travel related expenses such as transportation and meals incurred in connection with Company business or in connection with attendance at non-telephonic Board meetings and non-telephonic committee meetings.

The following table sets forth all cash compensation paid or to be paid by the Company, as well as certain other compensation paid or accrued, (i) during the fiscal year ended December 31, 2007 to each currently named executive officer and (ii) during the fiscal year to end December 31, 2008 to each current named executive officer.

Name/Position	Aggregate Compensation	Pension/Retirement Benefits Accrued as Part of the Company’s expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Company
*Zhiyong Xu, CEO, CCO & Secretary	$180,000	None	None	$180,000
**Ann Yu, CEO, CCO & Secretary	$22,207	None	None	$22,207
___________________
*Was “interested person” of the Company.  Effective as of August 28, 2008, Mr. Xu resigned as a director and officer of the Company.  For the fiscal year ended December 31, 2007, Mr. Xu was compensated solely for his role as CEO, CCO and Secretary of the Company and not for his role as a director of the Company.
**Considered “interested person” of the Company.  Ms. Yu replaced Mr. Xu as a director and officer of the Company effective as of August 29, 2008.  Ms. Yu is compensated solely for her role as CEO, CCO and Secretary of the Company and not for her role as a director of the Company.

OTHER BOARD MATTERS:

Code of Ethics.  The Company has adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of the Company from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Company (which may also be held by persons subject to a code).  The code permits employees and officers of the Company to invest in securities, subject to certain restrictions and pre-approval requirements.  In addition, the code requires that investment personnel of the Company report their personal securities transactions and holdings, which are reviewed for compliance with the code of ethics.  The Company has also adopted a Code of Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Annual Meeting of the Shareholders.  The Company holds an annual meeting of its shareholders in accordance with its bylaws and applicable laws.

Service of Legal Process on Non-Resident Directors.  All of the Directors of the Company have a substantial portion of their assets located outside the United States.  As a result, it may not be possible to effect service of process within the United States or elsewhere outside China upon the directors named in this proxy, including with respect to matters arising under U.S. federal securities laws or applicable state securities laws. Moreover, the Company has been advised by the Company’s Chinese legal counsel that China does not have treaties with the United States or many other countries providing for the reciprocal recognition and enforcement of court judgments. As a result, recognition and enforcement in China of judgments of a court of the United States or any other jurisdiction, including judgments against the Company or its directors may be difficult or impossible.

INDEPENDENT PUBLIC ACCOUNTANTS:

Rotenberg & Co., LLP, a public accounting firm registered with the Public Company Accounting Oversight Board, has been selected to serve as the independent public accounting firm for the Company; it has served in that capacity since December 2004.  A representative of Rotenberg & Co., LLP is not expected to attend the Meeting of Shareholders; however, a representative will be available by telephone to respond to appropriate questions as needed.

As described above, our board of directors performs the duties of an audit committee. Our board of directors will evaluate and approve, in advance, the scope and cost of the engagement of an auditor before the auditor renders audit and non-audit services. We do not rely on pre-approval policies and procedures. During the fiscal year ended December 31, 2007, 100% of all audit, audit-related, tax and other services performed by Rotenberg & Co., LLP were approved, in advance, by our entire board of directors acting as our audit committee. Rotenberg & Co., LLP was our principal auditor and no work was performed by persons outside of this firm.

Audit Fees. Rotenberg & Co., LLP billed $17,500 and $16,000 for professional services rendered by it for the fiscal years ended December 31, 2007 and December 31, 2006, respectively, which was for the audit of our annual financial statements for each of these fiscal years and the review of the interim financial statements included in our Form 10-QSBs and N-CSRs.

Audit-Related Fees. There are no other aggregate fees billed in either of the last two fiscal years for other audit related services.

Non-Audit Fees.  Rotenberg & Co., LLP billed $10,975 for consulting services during the fiscal year ended December 31, 2007.  There were no non-audit fees billed by Rotenberg & Co., LLP for the fiscal year ended December 31, 2006.

Tax Fees.  The aggregate fees for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $2,200, which was paid to Rotenberg & Co., LLP during the fiscal year ended December 31, 2007.  The Company paid $2,000 to Rotenberg & Co., LLP for professional services related to tax compliance and tax advice during the fiscal year ended December 31, 2006.

All Other Fees.  Rotenberg & Co., LLP did not provide any products or render any professional services other than those covered above under “Audit Fees”, “Audit-Related Fees”, “Tax Fees” and ”Non-Audit Fees” during the fiscal years ended December 31, 2007 or December 31, 2006.

BOARD RECOMMENDATION

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ELECTION OF EACH NOMINEE.

IF THE PROXY CARD IS PROPERLY EXECUTED BUT UNMARKED, IT WILL BE VOTED FOR ALL THE NOMINEES.

PROPOSAL TWO:

OTHER MATTERS TO COME BEFORE THE SPECIAL MEETING

The Board does not intend to present any other business at the special meeting, nor is it aware that any shareholder intends to do so. If, however, any other matters are properly brought before the special meeting, the persons named in the accompanying proxy will vote thereon in accordance with their judgment.

GENERAL INFORMATION

Ownership of Shares.  According to information filed with the SEC, the persons shown on the table on Page 2 of this Proxy Statement were the beneficial owners of more than 5% of each of the Company’ outstanding shares as of the date indicated.

As of the Record Date, the directors and officers of the Company, as a group, beneficially owned less than 5% of the outstanding shares.

Submission of Shareholder Proposals.  The Company has annual meetings of shareholders.  Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to Wei Wei at the Company’s address. Shareholder proposals submitted for inclusion in a proxy statement and form of proxy for the Company's next annual meeting (or special meeting in lieu thereof) must be submitted within a reasonable time before the Company begins to print and mail its proxy materials. Notice of a shareholder proposal submitted outside the processes of SEC Rule 14a-8 will be considered untimely if not received within a reasonable time before the Company mails its proxy materials for the current year.

Shareholder Communications with Directors.  Shareholders who wish to communicate with the Board or individual directors should write to the Board or the particular director at the offices of the Company. All communications will be forwarded directly to the Board or the individual director.

Shareholders also have an opportunity to communicate with the Board at shareholder meetings. The Company does not have a policy requiring directors to attend shareholder meetings.

Dissenter’s Right of Appraisal.  No action will be taken in connection with the proposal described in this Proxy Statement for which Utah law, our Articles of Incorporation or Bylaws provide a right of a shareholder to dissent and obtain appraisal of or payment for such shareholder's shares.

Section 16(A) Beneficial Ownership Reporting Compliance.  Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who beneficially own more than ten percent of the Company’s shares, to file reports of initial ownership and changes in ownership with the SEC and the Company. To the Company's knowledge, based solely upon review of the copies of such reports furnished to the Company, all Section 16(a) filing requirements applicable to its directors, officers and greater than ten percent owners were complied with during the fiscal year ended December 31, 2007.

Annual and Semiannual Reports. THE COMPANY WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL AND SEMIANNUAL REPORT UPON REQUEST. TO REQUEST THESE DOCUMENTS, PLEASE CONTACT WEI WEI AT 1330 AVENUE OF THE AMERICAS, 21ST FLOOR, NEW YORK, NY 10019 OR CALL THE COMPANY AT  (212) 823-0530.

VOTING INFORMATION

Voting Rights.  Shareholders of record on the Record Date are entitled to be present and to vote at the special meeting. Each share or fractional share is entitled to one vote or fraction thereof on all matters submitted to shareholders at the special meeting. The Company has one class of common stock, which has a par value of $0.001 per share.  On the Record Date, there were 57,671,744 shares outstanding.

If the enclosed proxy card is properly executed and returned in time to be voted at the special meeting, the shares represented by the proxy card will be voted in accordance with the instructions marked on the proxy card. If you specify a vote on any Proposal, your proxy will be voted as you indicated, and any Proposal for which no vote is specified will be voted FOR that Proposal. If no instructions are marked on the proxy card, the proxy will be voted FOR each proposal. Any shareholder giving a proxy has the power to revoke it prior to its exercise by submitting a letter of revocation or a later dated proxy card to the Company at the address indicated on the enclosed envelope provided with this Proxy Statement.

In tallying shareholder vote, abstentions and “broker non-votes” (i.e. shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee returns the proxy but declines to vote on a particular matter) will be counted as shares that are present for purposes of determining the presence of a quorum but which have not been voted. Accordingly, abstentions and broker non-votes will be effectively a vote against Proposals 1 and 2.

Quorum; Adjournment.  A quorum is constituted by the presence in person or by proxy of the holders of more than half of the total combined value of all Shares issued and outstanding and entitled to vote at the special meeting. In the event that a quorum is not present at the special meeting or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, or for any other reason, the persons named as proxies may propose one or more adjournments of the special meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the special meeting in person or by proxy and voting on the question of adjournment. The persons named as proxies will vote those proxies which they are entitled to vote FOR any such proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST any such proposal against any such adjournment. Abstentions and broker non-votes will have no effect on the outcome of a vote on adjournment. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received for approval and it is otherwise appropriate.

Shareholder Vote Required.  Proposal 1 requires the vote of a plurality of the votes cast at the meeting.  The three nominees receiving the highest number of affirmative votes cast at the meeting will be elected so long as a quorum is present.  In the event that a quorum is present at the Meeting but sufficient votes in favor of any one of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote by a majority of the shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies that are required to be voted in favor of any one of proposals 1 or 2. They will vote against such adjournment those proxies required to be voted against all of the proposals.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Company involved in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.	Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.

CHINA FINANCE, INC.
1330 Avenue of the Americas, 21st floor
New York, NY 10019

Proxy for the Annual Meeting of Shareholders – October 29, 2008

Solicited on behalf of the Board of Directors

By signing below, the undersigned revokes all prior proxies and appoints Wei Wei as proxy and authorizes him to vote, as specified below, all shares of common stock that the undersigned is entitled to vote at the Special Meeting of Shareholders of China Finance, Inc. (the “Company”), to be held at the offices of the Company, 1330 Avenue of the Americas, 21st floor, New York, NY 10019, on October 29, 2008 at 10:00 a.m. Eastern Standard Time, and at any adjournment or postponement of the meeting.

The Board of Directors recommends a vote FOR the proposal set forth below, and unless instructions to the contrary are indicated in the space provided below, this proxy will be voted FOR the proposal set forth below.

Please date, sign and return this proxy promptly.  If you plan to attend the meeting, please indicate in the space provided on the reverse side.

☒	Please mark your votes as in this example.

1.	Approval of the election of the following three (3) nominees for director: Ann Yu, Yifang Li and Denming Yung

☐	FOR the election of all of the nominees listed above
☐	WITHHOLD AUTHORITY to vote for all of the nominees listed above
☐	WITHHOLD AUTHORITY to vote for an individual nominee(s). Write name(s) immediately below:

The proxy named herein is authorized to act and vote in his discretion on any and all other matters as may properly come before the Special Meeting or any adjournment or postponement thereof.  At this time, the persons making this solicitation know of no other matters to be presented at the Special Meeting.

IMPORTANT:  TO BE SIGNED AND DATED ON THE REVERSE SIDE
Please return this card in the self-addressed envelope provided.

☐	MARK HERE FOR ADDRESS CHANGE AND NOTE AT LOWER RIGHT	☐	MARK HERE IF YOU PLAN TO ATTEND THE MEETING

If you attend the meeting, you will be accompanied by _________________________.

Shareholder                           _____________________Dated:__________

Signature(s):                          _____________________Dated:__________

Please sign exactly as name appears on this Proxy.  Joint owners each should sign.  When signing as attorney, executor, administrator, trustee or guardian, please give the full title.  If signing in the name of a corporation or partnership, please sign full corporate or partnership name and indicate title of authorized signatory.

Address change: ____________________________________